Exhibit 10(e)-3

ETHAN ALLEN INTERIORS INC. HAS CLAIMED CONFIDENTIAL TREATMENT OF PORTIONS OF THIS DOCUMENT IN ACCORDANCE WITH RULE 24-B UNDER THE SECURITIES EXCHANGE ACT OF 1934

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED
PRIVATE LABEL CONSUMER CREDIT CARD PROGRAM AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED PRIVATE LABEL CONSUMER CREDIT CARD PROGRAM AGREEMENT dated as of June 30, 2010 (“Amendment”), amends that certain Second Amended and Restated Private Label Consumer Credit Card Program Agreement dated as of July 23, 2007 (as amended, modified and supplemented from time to time, the “Agreement”), by and between Ethan Allen Global, Inc., a Delaware corporation (“Ethan Allen Global”), and Ethan Allen Retail, Inc., a Delaware corporation (“Ethan Allen Retail”, and together with Ethan Allen Global, “Retailer”), and GE Money Bank (“Bank”).  Capitalized terms used herein and not otherwise defined have the meanings given them in the Agreement.

WHEREAS, Retailer and Bank previously amended the Agreement as of July 25, 2008, and February 16, 2010; and

WHEREAS, Retailer and Bank now wish to further amend the Agreement in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

I.                                         AMENDMENT TO THE AGREEMENT

1.1                               Amendment to Section 4.1(b).  Section 4.1(b) is hereby amended by deleting it in its entirety and replacing it with the following:

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1.2                               Amendment to Section 4.4.  Section 4.4 is hereby amended by deleting it in its entirety and replacing it with the following:

Section 4.4                                   Letter of Credit.

(a)                                  At any time during any Collateral Period, Bank may require that Retailer deliver to Bank, within fifteen (15) days of Bank’s written request, either: (i) an Eligible Letter of Credit, or (ii) substitute collateral in the form of cash and securities (the “Substitute Collateral”) which shall be held in a deposit account subject to Bank’s control in accordance with the Substitute Collateral Documentation.  Retailer may, at the time it receives Bank’s

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FURNISHED SEPARATELY TO THE COMMISSION

ETHAN ALLEN INTERIORS INC. HAS CLAIMED CONFIDENTIAL TREATMENT OF PORTIONS OF THIS DOCUMENT IN ACCORDANCE WITH RULE 24-B UNDER THE SECURITIES EXCHANGE ACT OF 1934

written request or at any time during any Collateral Period, elect in its discretion to provide to Bank pursuant to the terms of this Section 4.4 either the Eligible Letter of Credit or the Substitute Collateral.  The amount of any Eligible Letter of Credit or Substitute Collateral requested by Bank (such requested amount being referred to herein as the “Collateral Amount”) shall not exceed (i)                 *                           in the event of a Level 1 Collateral Event; or (ii)              * in the event of a Level 2 Collateral Event.  Retailer acknowledges that the Collateral Amount may be increased from time to time pursuant to Section 6.21.

(b)                                 If, at any time, an event shall occur which would cause any Letter of Credit previously delivered to Bank to cease to be an Eligible Letter of Credit, within ten (10) days of the earlier of (i) the date on which Retailer first learns of the occurrence of such event; or (ii) the date on which Retailer first receives notice thereof from Bank, Retailer shall cause a substitute Eligible Letter of Credit to be issued and delivered to Bank in a face amount equal to the Collateral Amount or Substitute Collateral in accordance with the Substitute Collateral Documentation.  On or before forty-five (45) days prior to the expiration of each Letter of Credit provided to Bank, Retailer shall cause a substitute Eligible Letter of Credit to be issued and delivered to Bank in a face amount equal to the Collateral Amount or Substitute Collateral in accordance with the Substitute Collateral Documentation.

(c)                                  If, at any time, an event shall occur which would cause the Substitute Collateral Documentation to no longer be valid or in full force and effect, Bank shall have the applicable rights and remedies set forth in the Substitute Collateral Documentation.

(d)                                 Any amounts drawn under a Letter of Credit or transferred to Bank under the Substitute Collateral Documentation hereunder in excess of the Delivery Obligations then due to Bank shall be held by Bank in a non-interest bearing account on Bank’s books (the “Collateral Account”) and shall secure Retailer’s full and prompt payment of the Delivery Obligations then or thereafter owing.  If Retailer fails to pay any Delivery Obligation when due, Bank may immediately, and without prior notice to Retailer, debit such unpaid amount from the amounts then remaining in the Collateral Account.  Bank’s security interest in the Collateral Account shall be in addition to any right of setoff or recoupment that Bank may otherwise have under this Agreement or Applicable Law.  If Retailer purchases or arranges for the purchase of all of the Accounts and related Indebtedness from Bank in accordance with Section 10.1 hereof, and if as of the date of such purchase, Retailer has paid all Delivery Obligations, Bank shall simultaneously pay to Retailer, an amount equal to the amount remaining in the Collateral Account on the date of such purchase.  If Retailer does not purchase or arrange for the purchase of all of the Accounts and related Indebtedness in accordance with Section 10.2 hereof, and if as of the Final Liquidation Date, Retailer has paid all Delivery Obligations, Bank shall pay to

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FURNISHED SEPARATELY TO THE COMMISSION

ETHAN ALLEN INTERIORS INC. HAS CLAIMED CONFIDENTIAL TREATMENT OF PORTIONS OF THIS DOCUMENT IN ACCORDANCE WITH RULE 24-B UNDER THE SECURITIES EXCHANGE ACT OF 1934

Retailer an amount equal to the amounts remaining in the Collateral Account on the Final Liquidation Date.

(e)                                  The obligations under this Section 4.4 shall apply at all times until the end of the Collateral Period, at which time, Bank shall (x) surrender any outstanding Letter of Credit or Substitute Collateral to Retailer, and (y) pay to Retailer an amount equal to the amount remaining in the Collateral Account, if any.  The foregoing notwithstanding, if after Bank shall have surrendered any Letter of Credit or Substitute Collateral hereunder following the successful completion by Retailer of a Remediation Period, a Level 1 Collateral Event or a Level 2 Collateral Event shall again occur, the provisions of this Section 4.4 shall again apply.

1.3                               Amendment to Section 6.21.  Section 6.21 is hereby amended by deleting it in its entirety and replacing it with the following:

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1.4                               Amendment to Section 9.1.  The reference to “the fifth (5th) anniversary of the Effective Date” in the first sentence of Section 9.1 is hereby deleted and replaced with “July 31, 2014”.

1.5                               Amendment to Section 9.2(k).  The first sentence of Section 9.2(k) is hereby amended by deleting it in its entirety and replacing it with the following:

(k)                                  Bank shall have the right to terminate the Agreement if (i) Retailer shall fail to deliver or amend an Eligible Letter of Credit or Substitute Collateral as required pursuant to Section 4.4(a); (ii) Retailer shall fail to deliver a substitute Eligible Letter of Credit or Substitute Collateral pursuant to Section 4.4(b) in the event any Letter of Credit previously delivered to Bank ceases to be an Eligible Letter of Credit; or (iii) the Substitute Collateral Documentation ceases to be a valid, binding and/or enforceable obligation of any of the parties thereto (including pursuant to a permitted termination by any party thereto) or Bank’s security interest set forth therein ceases to be a first priority perfected security interest.

1.6                               Amendment to Appendix A.  The definitions of “Letter of Credit Event” and “Letter of Credit Period” are hereby deleted in their entirety, and the definitions of “Collateral Period,” “GAAP,”                *                , “Level 1 Collateral Event,” “Level 2 Collateral Event,            *               , “Remediation Period,” “Substitute Collateral Documentation,”                *              , and            *                   , set forth below are hereby added to Appendix A:

“Collateral Period” means the period of time between the occurrence of either a Level 1 Collateral Event or a Level 2 Collateral Event and the earlier of (i) the end of any

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ETHAN ALLEN INTERIORS INC. HAS CLAIMED CONFIDENTIAL TREATMENT OF PORTIONS OF THIS DOCUMENT IN ACCORDANCE WITH RULE 24-B UNDER THE SECURITIES EXCHANGE ACT OF 1934

Remediation Period, and (ii) ninety (90) days after the expiration or earlier termination of this Agreement.

“GAAP” means generally accepted accounting principles applicable in the United States, consistently applied.

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“Level 1 Collateral Event” means Ethan Allen Interiors Inc.’s failure to maintain, as of the end of each fiscal quarter of Ethan Allen Interiors Inc.,                       *                        .

“Level 2 Collateral Event” means Ethan Allen Interiors Inc.’s failure to maintain, as of the end of each fiscal quarter of Ethan Allen Interiors Inc.,                        *                        .

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“Remediation Period” means a two (2) successive full calendar quarter period beginning after the occurrence of either a Level 1 Collateral Event or a Level 2 Collateral Event throughout which Ethan Allen Interiors Inc.’s                    *                    .

“Substitute Collateral Documentation” means (i) that certain Master Pledge and Security Agreement between GE Money Bank, Ethan Allen Global, Inc. and Ethan Allen Retail, Inc., dated as of May 21, 2010; (ii) that certain Control Agreement between GE Money Bank, Ethan Allen Global, Inc., Morgan Stanley Smith Barney LLC, and Citigroup Global Markets Inc., dated as of May 21, 2010; (iii) any amendment, modification, and/or supplement to the foregoing agreements; and (iv) any replacement agreement(s) concerning the subject matter of the foregoing agreements.

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1.7                               Amendment to Schedule 3.5.  Schedule 3.5 of the Agreement is hereby deleted in its entirety and replaced with the revised Schedule 3.5 attached hereto as Exhibit A.

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ETHAN ALLEN INTERIORS INC. HAS CLAIMED CONFIDENTIAL TREATMENT OF PORTIONS OF THIS DOCUMENT IN ACCORDANCE WITH RULE 24-B UNDER THE SECURITIES EXCHANGE ACT OF 1934

II.   GENERAL

2.1                               Authority for Amendment.  Retailer represents and warrants to Bank that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Retailer and upon execution by all parties, will constitute a legal, binding obligation of Retailer.

2.2                               Effect of Amendment.  Except as specifically amended hereby, the Agreement, and all terms contained therein, remains in full force and effect.  The Agreement, as amended by this Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof.

2.3                               Binding Effect; Severability.  Each reference herein to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and in whose favor the provisions of this Amendment shall inure.  In case any one or more of the provisions contained in this Amendment shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

2.4                               Further Assurances.  The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment and the consummation of the transactions contemplated hereby and thereby.

2.5                               Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

2.6                               Counterparts.  This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

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ETHAN ALLEN INTERIORS INC. HAS CLAIMED CONFIDENTIAL TREATMENT OF PORTIONS OF THIS DOCUMENT IN ACCORDANCE WITH RULE 24-B UNDER THE SECURITIES EXCHANGE ACT OF 1934

IN WITNESS WHEREOF, Retailer and Bank have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

RETAILER:	BANK:

ETHAN ALLEN GLOBAL, INC.	GE MONEY BANK

By:	By:
Name:	Name:
Title:	Title:

ETHAN ALLEN RETAIL, INC.

By:
Name:
Title:

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ETHAN ALLEN INTERIORS INC. HAS CLAIMED CONFIDENTIAL TREATMENT OF PORTIONS OF THIS DOCUMENT IN ACCORDANCE WITH RULE 24-B UNDER THE SECURITIES EXCHANGE ACT OF 1934

EXHIBIT A

TO AMENDMENT

SCHEDULE 3.5
To
Credit Card Program Agreement

Initial Program Fee Percentages

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